UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

         DATE OF REPORT (Date of earliest event reported): June 18, 2004

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                         -------------------------------

         INDIANA                     0-17071                     35-1544218
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of Principal Executive Offices, including Zip Code)

                                 (765) 747-1500
              (Registrant's Telephone Number, including Area Code)


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                             Exhibit Index on Page 4
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Item 7. Financial Statements and Exhibits.

            (a)   Not Applicable.

            (b)   Not Applicable.

            (c)   (99) Shareholder Letter dated June 18, 2004.

Item 9. Regulation FD Disclosure.

      On April 22, 2004, the Board of Directors of First Merchants Corporation declared a $.23 dividend on its shares of outstanding common stock. The dividend is payable to shareholders of record on June 4, 2004. The dividend was distributed along with a letter to the shareholders on June 18, 2004. A copy of the shareholder letter is attached as Exhibit 99 to this report and is furnished pursuant to Regulation FD.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      DATE: June 22, 2004.

                                        FIRST MERCHANTS CORPORATION


                                        By: /s/ Larry R. Helms
                                            ---------------------------
                                            Larry R. Helms,
                                            Senior Vice President


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                                  EXHIBIT INDEX

      (99) Shareholder Letter dated June 18, 2004.